SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On July 18, 2002, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended June 30, 2002 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: July 18, 2002
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                              Description
-------                                             -----------
99.1                                       News Release dated July 18, 2002.

Exhibit 99.1
                                [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                          FOR IMMEDIATE RELEASE
         504/552-4591                                              JULY 18, 2002


                  WHITNEY REPORTS SECOND QUARTER 2002 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.60 per share, or $23.8 million, in the second quarter of 2002, a 28% increase over earnings, before tax-effected merger-related items, of $.47 per share, or $18.5 million, in the second quarter of 2001. Including the impact of merger-related items, second quarter 2001 net income was $.46 per share, or $18.1 million. For the six months ended June 30, 2002, earnings were $1.15 per share, or $45.9 million. This represents a 17% increase over six-month earnings of $.98 per share, or $38.8 million, in 2001, before merger-related items. 2001 earnings were $.93 per share, or $36.7 million, including tax-effected merger-related items. All share and per share information in this news release give effect to the three-for-two stock split that was effective April 9, 2002.

         New accounting standards issued in 2001 eliminated all goodwill amortization starting in 2002. The amortization of other intangible assets purchased in business combinations continues. Comparative performance measurements excluding the after-tax effect of the amortization of goodwill and other purchased intangibles are presented in the accompanying Financial Highlights table.

         Selected highlights from the second quarter's results follow:

         o Net interest income (TE) increased 10%, or $6.8 million, from the second quarter of 2001, on 3% growth in earning assets. Whitney's net interest margin (TE) increased to 4.74% in the second quarter of 2002, or 31 basis points above the year-earlier quarter. The interest cost of funding earning assets fell 162 basis points between these periods, reflecting both the steep decline in market rates in 2001 and favorable trends in the mix

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                                       2

              of funding sources from increased overall liquidity. Falling market rates and increased liquidity in a period of reduced loan demand also led to a lower overall earning asset yield, which was down 131 basis points in 2002's second quarter. The asset yield benefited from the maturity structure of the generally fixed rate investment portfolio and pricing discipline in the loan portfolio.
        o Noninterest income, excluding securities transactions and merger-related items, decreased 7% from the second quarter of 2001, reflecting the approximately $2.3 million impact of Whitney's sale of its agreements to process merchants' credit card transactions in 2001's third quarter. Adjusting for this impact and excluding net gains on dispositions of surplus banking property and grandfathered assets, noninterest income was 6%, or $1.1 million, higher than in the year-earlier quarter. Growth in business deposits helped generate a 7%, or $.6 million, increase in service charges from deposit accounts for the second quarter of 2002. Income from secondary mortgage market operations was up $.4 million, or 24% from the level in the second quarter of 2001.
        o Noninterest expense was down 4% from 2001's second quarter, excluding merger-related costs. Adjusting for an impact of approximately $2.1 million from the merchant business sale, noninterest expense would have been little changed. Total personnel expense was up 6%, or $1.9 million, from the second quarter of 2001, excluding $.8 million of merger-related costs in the year-earlier period. Base salaries and regular incentive pay increased a moderate 4% over the level in 2001's second quarter. Stock-based incentive compensation increased $.5 million, and the cost of retirement and medical benefit programs rose $.9 million when compared to the second quarter of 2001. Savings from systems integration activities and close control over capital expenditures helped reduce equipment and data processing expense by $.9 million in 2002's second quarter. The change in accounting for goodwill led to a $.4 million net decrease in amortization of purchased intangibles compared to the year-earlier quarter.
        o Whitney provided $2.5 million for loan losses in the second quarter of 2002, the same as in 2001's second quarter, but down from $3.0 million in the first quarter of 2002. Total net charge-offs were $2.5 million in the second quarter of 2002, compared to $3.0 million in 2002's first quarter and $2.1 million in the year-earlier quarter. Nonperforming assets totaled $40 million at June 30, 2002, or .93% of loans plus

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                                       3

              foreclosed assets and surplus bank property, down from $46 million, or 1.05%, at the end of 2002's first quarter, but up from $35 million, or .76%, at December 31, 2001 and $33 million, or .73%, a year earlier. The total of loans internally classified as having above-normal credit risk, decreased approximately $24 million from March 31, 2002 and are down $64 million from December 31, 2001 and $38 million from the level at the end of 2001's second quarter. The decrease from year-end 2001 reflected in part improved outlooks for two larger credits that had been downgraded during 2001 and included in the shared national credit review process by Federal banking regulators. The allowance for loan losses was 1.67% of total loans at June 30, 2002, compared to 1.64% at March 31, 2002 and 1.37% a year earlier.

         Whitney's ability to grow its loan portfolio has been restrained by several factors. The level of economic activity and uncertainty regarding future economic conditions have led to reduced loan demand, while the rate environment continues to present developers with favorable permanent financing opportunities and to entice home owners to refinance. Management has also maintained its decision to sell most new production of retail mortgage loans in the secondary market. Average loans in the second quarter of 2002 were 3%, or $146 million, lower than the second quarter of 2001.

         Average deposits were up 4%, or $209 million, in the second quarter of 2002 compared to the year-earlier quarter. Increased demand for the safety and liquidity of deposit products helped fuel accelerated growth throughout 2001, and this is still evident in the 12%, or $174 million, increase in noninterest-bearing demand deposits for 2002's second quarter. Additional growth in interest-bearing funds during 2002, however, has been limited by steadily declining renewal rates for time deposits and reduced yields on other deposit products.

         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

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                                       4


                                     -----
                  This news release may contain statements that are not historical facts and are "forward-looking statements" as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which Whitney makes in good faith, are based on numerous assumptions, certain of which we may refer to specifically in connection with a particular statement. Some of the more important assumptions include
             o expectations about overall economic strength and the performance of the economies in Whitney's market area,
             o expectations about the movement of interest rates, including actions that may be taken by the Federal Reserve Board in response to changing economic conditions,
             o reliance on existing or anticipated changes in laws and regulations affecting the activities of the banking industry and other financial service providers, and
             o expectations regarding the nature and level of competition, changes in customer behavior and preferences, and Whitney's ability to execute its plans to respond effectively.
                  Because it is uncertain whether future conditions and events will confirm these assumptions, there is a risk that Whitney's future results will differ materially from what is stated in or implied by such forward-looking statements. Whitney cautions readers to consider this risk.
                  Whitney undertakes no obligation to update or revise any of the information in this news release, whether as a result of new information, future events or developments, or for any other reason.


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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                  FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Second         Second               Six Months Ended
                                                                     Quarter        Quarter                   June 30
(dollars in thousands, except per share data)                         2002           2001              2002            2001
--------------------------------------------------------------   ---------------------------      -----------------------------
INCOME DATA
     Net interest income                                          $   75,174     $   68,266        $   147,781     $   136,205
     Net interest income (tax-equivalent)                             76,381         69,628            150,214         138,959
     Provision for loan losses                                         2,500          2,500              5,500           5,000
     Noninterest income (excluding securities transactions
         and merger-related items)                                    20,220         21,816             40,589          44,673
     Securities transactions                                             426             32                426              69
     Noninterest expense (excluding merger-related items)             57,773         60,094            114,750         118,056
     Merger-related items (net expense)                                    -            626                  -           4,451
     Net income                                                       23,785         18,102             45,877          36,668
     Earnings before tax-effected merger-related items                23,785         18,511             45,877          38,777
--------------------------------------------------------------   ------------------------------   --------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                       $ 4,357,118    $ 4,503,302        $ 4,391,076     $ 4,517,339
     Investment in securities                                      1,863,359      1,435,530          1,779,891       1,448,732
     Earning assets                                                6,460,942      6,290,430          6,575,132       6,199,724
     Total assets                                                  6,986,870      6,813,065          7,114,101       6,731,636
     Deposits                                                      5,757,493      5,548,425          5,854,195       5,457,874
     Shareholders' equity                                            745,352        689,272            738,275         681,954
--------------------------------------------------------------   ------------------------------   --------------------------------
PER SHARE DATA
     Basic                                                        $      .60     $      .46        $      1.15     $       .93
     Basic, before tax-effected merger-related items                     .60            .47               1.15             .98
     Diluted                                                             .59            .46               1.14             .93
     Diluted, before tax-effected merger-related items                   .59            .47               1.14             .98
     Cash dividends per share                                            .27            .25                .54             .51
     Book value per share, end of period                               18.97          17.46              18.97           17.46
     Trading data
        High closing price                                             38.52          31.27              38.52           31.27
        Low closing  price                                             30.51          25.67              29.13           24.00
        End-of-period closing  price                                   30.74          31.27              30.74           31.27
        Trading volume                                             8,115,882      4,097,419         11,073,984       7,547,232
--------------------------------------------------------------   ------------------------------   --------------------------------
RATIOS
     Return on average assets                                           1.37 %         1.07 %             1.30 %          1.10 %
     Return on average assets before tax-effected
        merger-related items                                            1.37           1.09               1.30            1.16
     Return on average shareholders' equity                            12.80          10.53              12.53           10.84
     Return on average shareholders' equity before tax-effected
        merger-related items                                           12.80          10.77              12.53           11.47
     Net interest margin                                                4.74           4.43               4.59            4.51
     Dividend payout ratio                                             45.37          55.32              46.90           55.08
     Average loans as a percentage of average deposits                 75.68          81.16              75.01           82.77
     Efficiency ratio, before merger-related items                     59.81          65.72              60.14           64.29
     Noninterest income as a percentage of total revenue
        (excluding securities transactions and merger-related items)   20.93          23.86              21.27           24.33
     Allowance for loan losses as a percentage of
        loans, at end of period                                         1.67           1.37               1.67            1.37
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period         .93            .73                .93             .73
     Average shareholders' equity as a percentage
        of average total assets                                        10.67          10.12              10.38           10.13
     Leverage ratio, at end of period                                   9.27           8.92               9.27            8.92
--------------------------------------------------------------   ------------------------------   --------------------------------
Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.

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                                     WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------
                                           FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                Second        Second              Six Months Ended
                                                               Quarter        Quarter                  June 30
(dollars in thousands, except per share data)                    2002           2001             2002          2001
----------------------------------------------------------  -----------------------------   ----------------------------
OTHER PERFORMANCE MEASURES
     Earnings before tax-effected merger-related items       $   23,785     $   18,511       $   45,877    $   38,777
     Goodwill amortization, net of tax                                -            806                -         1,615
                                                            -----------------------------   ----------------------------
     Earnings before tax-effected merger-related items
        and goodwill amortization                                23,785         19,317           45,877        40,392
     Other purchased intangibles amortization, net of tax           953            596            1,906         1,192
                                                            -----------------------------   ----------------------------
     Earnings before tax-effected merger-related items
        and total purchased intangibles amortization         $   24,738     $   19,913       $   47,783    $   41,584
                                                            -----------------------------   ----------------------------

     Earnings per share before  tax-effected
        merger-related  items and goodwill
        amortization:
        Basic                                                $      .60     $      .49       $     1.15    $     1.02
        Diluted                                                     .59            .49             1.14          1.02

     Earnings  per  share  before  tax-effected
        merger-related  items and total
        purchased intangibles amortization:
        Basic                                                $      .62     $      .50       $     1.20    $     1.05
        Diluted                                                     .62            .50             1.19          1.05

     Ratios  before  tax-effected   merger-related
        items  and  total  purchased
        intangibles amortization and balances:
        Return on average assets                                   1.44 %         1.19 %           1.37 %        1.26 %
        Return on average shareholders' equity                    13.31          11.59            13.05         12.30
        Efficiency ratio                                          58.29          63.73            58.61         62.31
----------------------------------------------------------  -----------------------------   ----------------------------
Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.


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                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                       DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------
                                                               Second          Second                  Six Months Ended
                                                              Quarter          Quarter                     June 30
(dollars in thousands)                                          2002            2001                 2002            2001
-----------------------------------------------------------------------------------------     -------------------------------
                         ASSETS
----------------------------------------------------------
EARNING ASSETS
  Loans                                                     $  4,357,118   $   4,503,302        $   4,391,076   $  4,517,339
  Investment in securities
     Securities available for sale                             1,692,586       1,115,881            1,602,295      1,098,921
     Securities held to maturity                                 170,773         319,649              177,596        349,811
                                                            -----------------------------     -------------------------------
        Total investment in securities                         1,863,359       1,435,530            1,779,891      1,448,732
  Federal funds sold and short-term investments                  240,465         351,598              404,165        233,653
                                                            -----------------------------     -------------------------------
        Total earning assets                                   6,460,942       6,290,430            6,575,132      6,199,724
-----------------------------------------------------------------------------------------     -------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                     33,566          39,773               33,875         41,451
  Goodwill                                                        69,164          54,698               69,011         55,152
  Other intangible assets                                         32,453          29,573               33,196         30,016
  Other assets                                                   463,273         460,843              475,581        467,414
  Allowance for loan losses                                      (72,528)        (62,252)             (72,694)       (62,121)
-----------------------------------------------------------------------------------------     -------------------------------
        Total assets                                        $  6,986,870   $   6,813,065        $   7,114,101   $  6,731,636
-----------------------------------------------------------------------------------------     -------------------------------
                       LIABILITIES
----------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                   $    653,014   $     570,112        $     735,101   $    589,710
     Money market investment deposits                          1,332,376       1,043,498            1,315,363        968,793
     Savings deposits                                            516,484         457,512              508,980        453,733
     Other time deposits                                         933,329       1,144,672              957,430      1,143,718
     Time deposits $100,000 and over                             707,128         891,894              730,709        889,286
                                                          -------------------------------     -------------------------------
        Total interest-bearing deposits                        4,142,331       4,107,688            4,247,583      4,045,240
                                                          -------------------------------     -------------------------------
  Short-term borrowings                                          422,461         502,884              458,870        520,284
                                                          -------------------------------     -------------------------------
        Total interest-bearing liabilities                     4,564,792       4,610,572            4,706,453      4,565,524
-----------------------------------------------------------------------------------------     -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                 1,615,162       1,440,737            1,606,612      1,412,634
  Accrued interest payable                                        13,562          29,576               14,309         28,609
  Other liabilities                                               48,002          42,908               48,452         42,915
                                                          -------------------------------     -------------------------------
        Total liabilities                                      6,241,518       6,123,793            6,375,826      6,049,682
-----------------------------------------------------------------------------------------     -------------------------------
                  SHAREHOLDERS' EQUITY                           745,352         689,272              738,275        681,954
-----------------------------------------------------------------------------------------     -------------------------------
        Total liabilities and shareholders' equity          $  6,986,870   $   6,813,065        $   7,114,101   $  6,731,636
-----------------------------------------------------------------------------------------     -------------------------------

EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                            $  1,896,150   $   1,679,858        $   1,868,679   $  1,634,200
-----------------------------------------------------------------------------------------     -------------------------------


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                                  WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------
                                         CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------
                                                                        June 30       December 31       June 30
(dollars in thousands)                                                   2002            2001             2001
------------------------------------------------------------------------------------------------------------------
             ASSETS
-----------------------------------------------------------------
  Cash and due from financial institutions                           $   225,461     $   271,512     $    235,614
  Investment in securities
     Securities available for sale                                     1,705,832       1,440,527        1,199,126
     Securities held to maturity                                         170,023         191,813          284,121
                                                                 -------------------------------------------------
        Total investment in securities                                 1,875,855       1,632,340        1,483,247
  Federal funds sold and short-term investments                          220,541         494,908          266,562
  Loans                                                                4,300,658       4,554,538        4,533,439
     Allowance for loan losses                                           (71,667)        (71,633)         (62,265)
                                                                 -------------------------------------------------
        Net loans                                                      4,228,991       4,482,905        4,471,174
                                                                 -------------------------------------------------
  Bank premises and equipment                                            158,814         167,419          168,400
  Accrued interest receivable                                             32,551          32,461           38,381
  Goodwill                                                                69,164          68,952           54,245
  Other intangible assets                                                 31,730          34,653           29,133
  Other assets                                                            66,186          58,500           60,500
------------------------------------------------------------------------------------------------------------------
        Total assets                                                 $ 6,909,293     $ 7,243,650     $  6,807,256
------------------------------------------------------------------------------------------------------------------
          LIABILITIES
-----------------------------------------------------------------
  Noninterest-bearing demand deposits                                $ 1,563,569     $ 1,634,258     $  1,426,548
  Interest-bearing deposits                                            4,070,188       4,315,902        4,094,817
                                                                 -------------------------------------------------
        Total deposits                                                 5,633,757       5,950,160        5,521,365
                                                                 -------------------------------------------------
  Short-term borrowings                                                  448,845         511,517          523,817
  Accrued interest payable                                                10,997          14,946           26,771
  Accounts payable and other accrued liabilities                          57,161          49,139           44,952
                                                                 -------------------------------------------------
        Total liabilities                                              6,150,760       6,525,762        6,116,905
------------------------------------------------------------------------------------------------------------------
        SHAREHOLDERS' EQUITY
-----------------------------------------------------------------
  Common stock, no par value                                               2,800           2,800            2,800
  Capital surplus                                                        163,713         154,397          152,816
  Retained earnings                                                      580,601         556,241          537,693
  Accumulated other comprehensive income                                  19,621          10,104            6,387
  Treasury stock at cost                                                       -               -             (701)
  Unearned restricted stock compensation                                  (8,202)         (5,654)          (8,644)
                                                                 -------------------------------------------------
        Total shareholders' equity                                       758,533         717,888          690,351
------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                   $ 6,909,293     $ 7,243,650     $  6,807,256
------------------------------------------------------------------------------------------------------------------


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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                            CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                                Second         Second                     Six Months Ended
                                                                Quarter        Quarter                         June 30
(dollars in thousands, except per share data)                    2002           2001                  2002                 2001
---------------------------------------------------------------------------------------------   ------------------------------------
INTEREST INCOME
  Interest and fees on loans                                $    69,073     $    87,679         $    139,460        $     181,174
  Interest and dividends on investments                          24,570          21,101               47,447               42,912
  Interest on federal funds sold and
     short-term investments                                       1,031           3,848                3,450                5,363
---------------------------------------------------------------------------------------------   ------------------------------------
    Total interest income                                        94,674         112,628              190,357              229,449
---------------------------------------------------------------------------------------------   ------------------------------------
INTEREST EXPENSE
  Interest on deposits                                           18,534          40,287               40,481               83,100
  Interest on short-term borrowings                                 966           4,075                2,095               10,144
---------------------------------------------------------------------------------------------   ------------------------------------
    Total interest expense                                       19,500          44,362               42,576               93,244
---------------------------------------------------------------------------------------------   ------------------------------------
NET INTEREST INCOME                                              75,174          68,266              147,781              136,205
PROVISION FOR LOAN LOSSES                                         2,500           2,500                5,500                5,000
---------------------------------------------------------------------------------------------   ------------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                                72,674          65,766              142,281              131,205
---------------------------------------------------------------------------------------------   ------------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                             9,598           8,972               19,143               16,793
  Credit card income                                              2,071           4,114                3,927                8,040
  Trust service fees                                              2,345           2,308                4,602                4,769
  Secondary mortgage market operations                            1,850           1,492                3,900                2,544
  Other noninterest income                                        4,356           4,930                9,017               13,614
  Securities transactions                                           426              32                  426                   69
---------------------------------------------------------------------------------------------   ------------------------------------
    Total noninterest income                                     20,646          21,848               41,015               45,829
---------------------------------------------------------------------------------------------   ------------------------------------
NONINTEREST EXPENSE
  Employee compensation                                          26,451          26,399               52,157               52,765
  Employee benefits                                               5,628           4,606               10,896                9,533
---------------------------------------------------------------------------------------------   ------------------------------------
    Total personnel expense                                      32,079          31,005               63,053               62,298
  Equipment and data processing expense                           4,607           5,492                9,981               12,406
  Net occupancy expense                                           4,867           5,067                9,923               10,237
  Credit card processing services                                   557           2,588                1,056                5,132
  Telecommunication and postage                                   1,951           2,143                4,052                4,295
  Legal and professional fees                                     1,792           1,676                3,170                4,767
  Amortization of intangibles                                     1,462           1,818                2,923                3,638
  Ad valorem taxes                                                1,912           1,809                3,789                3,573
  Other noninterest expense                                       8,546           9,122               16,803               17,248
---------------------------------------------------------------------------------------------   ------------------------------------
    Total noninterest expense                                    57,773          60,720              114,750              123,594
---------------------------------------------------------------------------------------------   ------------------------------------
INCOME BEFORE INCOME TAXES                                       35,547          26,894               68,546               53,440
INCOME TAX EXPENSE                                               11,762           8,792               22,669               16,772
---------------------------------------------------------------------------------------------   ------------------------------------
NET INCOME                                                  $    23,785     $    18,102         $     45,877        $      36,668
---------------------------------------------------------------------------------------------   ------------------------------------

EARNINGS PER SHARE
  Basic                                                     $       .60     $       .46         $       1.15        $         .93
  Diluted                                                           .59             .46                 1.14                  .93
---------------------------------------------------------------------------------------------   ------------------------------------

WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                      39,888,693      39,484,184           39,815,143           39,448,590
  Diluted                                                    40,176,705      39,618,533           40,070,570           39,574,779
---------------------------------------------------------------------------------------------   ------------------------------------
CASH DIVIDENDS PER SHARE                                    $       .27     $       .25         $        .54        $         .51
---------------------------------------------------------------------------------------------   ------------------------------------
Note: Share and per share data give effect to the 3-for-2 stock split effective April 9, 2002.


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

                                                        10
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                                   WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                    SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                            Second        First       Second           Six Months Ended
                                                            Quarter      Quarter      Quarter               June 30
                                                              2002         2002         2001           2002         2001
-----------------------------------------------------------------------------------------------   --------------------------
                  EARNING ASSETS
---------------------------------------------------------
     Loans**                                                  6.39 %       6.47 %       7.84 %         6.43 %       8.11 %
     Investment in securities                                 5.47         5.63         6.17           5.54         6.23
     Federal funds sold and short-term investments            1.72         1.72         4.39           1.72         4.63
                                                         --------------------------------------   --------------------------
             Total interest-earning assets                    5.95 %       5.85 %       7.26 %         5.90 %       7.54 %
-----------------------------------------------------------------------------------------------   --------------------------
           INTEREST-BEARING LIABILITIES
---------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                  .73 %       1.05 %       1.32 %          .91 %       1.43 %
         Money market investment deposits                     1.48         1.62         3.23           1.55         3.55
         Savings deposits                                      .81          .81         1.76            .81         1.87
         Other time deposits                                  3.00         3.50         5.68           3.26         5.78
         Time deposits $100,000 and over                      2.50         2.77         5.31           2.64         5.64
                                                         --------------------------------------   --------------------------
             Total interest-bearing deposits                  1.79         2.04         3.93           1.92         4.14
                                                         --------------------------------------   --------------------------

     Short-term borrowings                                     .92          .92         3.25            .92         3.93
                                                         --------------------------------------   --------------------------
             Total interest-bearing liabilities               1.71 %       1.93 %       3.86 %         1.82 %       4.12 %
-----------------------------------------------------------------------------------------------   --------------------------
       NET INTEREST SPREAD (tax-equivalent)
---------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                  4.24 %       3.92 %       3.40 %         4.08 %       3.42 %
-----------------------------------------------------------------------------------------------   --------------------------
       NET INTEREST MARGIN (tax-equivalent)
---------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                 4.74 %       4.45 %       4.43 %         4.59 %       4.51 %
-----------------------------------------------------------------------------------------------   --------------------------

                   COST OF FUNDS
---------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds         1.21 %       1.40 %       2.83 %         1.31 %       3.03 %
-----------------------------------------------------------------------------------------------   --------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income,  before deducting the allowance for loan losses and including loans accounted for on a nonaccrual basis.


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
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

                                                            11
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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                     LOAN QUALITY
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Second         Second            Six Months Ended
                                                                    Quarter        Quarter                June 30
(dollars in thousands)                                                2002           2001            2002            2001
-----------------------------------------------------------------------------------------------------------------------------
                   ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------
Allowance for loan losses at beginning of period                  $   71,669     $   61,846     $   71,633     $   61,017
Allowance on loans transferred to held for sale                            -            (21)             -           (651)
Provision for loan losses                                              2,500          2,500          5,500          5,000
Loans charged off during period                                       (3,671)        (3,779)        (8,035)        (6,285)
Recoveries on loans previously charged off                             1,169          1,719          2,569          3,184
                                                                -------------------------------------------------------------
     Net loans (charged off) recovered during period                  (2,502)        (2,060)        (5,466)        (3,101)
                                                                -------------------------------------------------------------

Allowance for loan losses at end of period                        $   71,667     $   62,265     $   71,667     $   62,265
                                                                -------------------------------------------------------------

Net annualized charge-offs (recoveries) as a percentage
    of average loans                                                     .23 %          .18 %          .25 %          .14 %

Gross annualized charge-offs as a percentage of
    average loans                                                        .34 %          .34 %          .37 %          .28 %

Recoveries as a percentage of gross charge-offs                        31.84 %        45.49 %        31.97 %        50.66 %

Allowance for loan losses as a percentage of
    loans, at end of period                                             1.67 %         1.37 %         1.67 %         1.37 %
                                                                -------------------------------------------------------------
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
                                                                -------------------------------------------------------------
                                                                    June 30        March 31      December 31      June 30
                                                                     2002           2002            2001           2001
-----------------------------------------------------------------------------------------------------------------------------
                     NONPERFORMING ASSETS
----------------------------------------------------------------
Loans accounted for on a nonaccrual basis                         $   37,442     $   42,279     $   33,412     $   31,655
Restructured loans                                                       358            371            383            408
                                                                -------------------------------------------------------------
     Total nonperforming loans                                        37,800         42,650         33,795         32,063
Foreclosed assets and surplus property                                 2,340          3,281            991          1,022
                                                                -------------------------------------------------------------
     Total nonperforming assets                                   $   40,140     $   45,931     $   34,786     $   33,085
                                                                -------------------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period             .93 %         1.05 %          .76 %          .73 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                               191.41 %       169.51 %       214.39 %       196.70 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                             189.60 %       168.04 %       211.96 %       194.20 %

Loans 90 days past due still accruing                             $    9,390     $    6,812     $    6,916     $    6,581

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                .22 %          .16 %          .15 %          .15 %
-----------------------------------------------------------------------------------------------------------------------------


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